REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM



Shareholders and Board of
Trustees
Copeland Trust
Conshohocken, PA


In planning and performing
our audits of the financial
statements of Copeland Risk
Managed Dividend Growth
Fund and Cope International
Risk Managed Dividend
Growth Fund, as of and for the
year ended November 30,
2015, in accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered their
internal control over financial
reporting, including control
activities for safeguarding
securities, as a basis for
designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements
of Form N-SAR, but not for
the purpose of expressing an
opinion on the effectiveness of
the Trust's internal control
over financial reporting.
Accordingly, we express no
such opinion.

The management of the Fund
is responsible for establishing
and maintaining effective
internal control over financial
reporting.   In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of
controls.   A company's
internal control over financial
reporting is a process designed
to provide reasonable
assurance regarding the
reliability of financial
reporting and the preparation
of financial statements for
external purposes in
accordance generally accepted
accounting principles.   A
company's internal control
over financial reporting
includes those policies and
procedures that (1) pertain to
the maintenance of records
that, in reasonable detail,
accurately and fairly reflect
the transactions and
dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts
and expenditures of the
company are being made only
in accordance with
authorizations of management
and directors of the company;
and (3) provide reasonable
assurance regarding
prevention or timely detection
of unauthorized acquisition,
use or disposition of a
company's assets that could
have a material effect on the
financial statements.

Because of inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements.   Also,
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become
inadequate because of changes
in conditions, or that the
degree of compliance with the
policies or procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees, in
the normal course of
performing their assigned
functions, to prevent or detect
misstatements on a timely
basis.   A material weakness is
a deficiency, or combination
of deficiencies, in internal
control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
company's annual or interim
financial statements will not
be prevented or detected on a
timely basis.



Shareholders and Board of
Trustees
Copeland Trust
Page Two





Our consideration of the
Funds' internal control over
financial reporting was for the
limited purpose described in
the first paragraph and would
not necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting
Oversight Board (United
States).   However, we noted
no deficiencies in the Funds'
internal control over financial
reporting and its operation,
including controls for
safeguarding securities, which
we consider to be material
weaknesses, as defined above,
as of November 30, 2015.

This report is intended solely
for the information and use of
management, Shareholders
and Board of Trustees of
Copeland Trust and the
Securities and Exchange
Commission, and is not
intended to be and should not
be used by anyone other than
these specified parties.





	TAIT,
WELLER & BAKER
LLP

Philadelphia, Pennsylvania
January 28, 2016